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                                                                   EXHIBIT 10.43

THIS SECURED PROMISSORY NOTE AND THE SHARES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS (COLLECTIVELY, THE "ACTS"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED OR DISPOSED OF EXCEPT PURSUANT TO REGISTRATION UNDER SUCH ACTS OR UNLESS THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL, OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE CORPORATION, THAT SUCH REGISTRATION IS NOT REQUIRED.


                       SECURED CONVERTIBLE PROMISSORY NOTE


$7,000,000.00                 Santa Cruz, California             January 8, 2001


                  FOR VALUE RECEIVED, the undersigned, The Santa Cruz Operation, Inc., a California corporation ("Borrower"), promises to pay to the order of Caldera Systems, Inc. ("Lender"), the sum of Seven Million Dollars ($7,000,000.00), with interest from the date of advancement on the unpaid balance hereof from time to time remaining unpaid at a rate of 10% per annum, compounded annually until maturity, in the form of, at the election of the Lender, (i) cancellation of the cash purchase price to be paid by Lender to Borrower pursuant to the terms of that certain Agreement and Plan of Reorganization, dated August 1, 2000 (the "Reorganization Agreement") at the Effective Time (as defined in the Reorganization Agreement); (ii) lawful money of the United States of America; or (iii) equity securities of the Borrower as provided in numbered paragraph 1, herein below, both principal and interest being payable at the address designated in numbered paragraph 14 below or at such other place as Lender may, from time to time, designate in writing. If Lender shall make no such election prior to the Maturity Date (as hereafter defined), Borrower shall make such payment in lawful money of the United States of America. No later than three (3) business days prior to the Maturity Date, Lender shall notify Borrower of the form of payment as aforesaid other than in lawful money of the United States of America that it shall elect, and if Lender shall not so notify Borrower or shall change such election after making it and prior to the Maturity Date, Borrower may make all payments hereunder without additional interest or any penalty no later than two business days after Lender's final election as aforesaid.

                  The principal of this Note shall mature and the principal and interest shall be due and payable on the earliest to occur of (i) the Effective Time (as defined in the Reorganization Agreement) or (ii) the date of termination of the Reorganization Agreement (in either case, the "Maturity Date"). All accrued and unpaid interest shall be payable at the maturity of the principal of this Note.

                  Payment of this Note is secured by a Security Agreement executed on this date by Borrower and covering all of the assets of Borrower. If action is instituted to collect this note, the Borrower promises to pay all costs and expenses, including reasonable attorneys' fees,



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incurred in connection with such actions. Payment of this Note is subject to the terms of an Intercreditor Agreement executed on this date by Borrower, Lender and The Canopy Group, Inc.

                  All past due principal and accrued interest on this Note shall bear interest from maturity until paid at the lesser of (i) the rate of 10% per annum or (ii) the highest rate for which Borrower may legally contract under applicable law. All payments on past due principal and accrued interest hereunder shall be payable in lawful money of the United States of America which shall be legal tender for public and private debts at the time of payments.

1.            Conversion; Right of Offset and Reduction.

              If payment of all amounts due hereunder is not made on or before the Maturity Date, Lender, at its sole option and upon 30 days notice to Borrower, may convert all of the outstanding principal and unpaid interest accrued to that date into Common Stock of the Borrower at a price equal to the closing price of the Borrower's Common Stock on the day of funding.

              In no event shall Lender convert, in aggregate, amounts owed under this Note into a number of shares that, when combined with (i) shares converted by The Canopy Group, Inc. ("Canopy") pursuant to that certain Loan Agreement and Secured Convertible Promissory Note by and between Canopy and Borrower dated on even date herewith (collectively, the "Canopy Loan Agreements"), and (ii) shares purchased pursuant to the warrant granted by Borrower to Canopy dated on even date herewith, or the Additional Warrants (as defined in the Loan Agreements), exceeds 19% of the total outstanding shares of Borrower's Common Stock as of the date of this Note.

2. Prepayments. This Note may be prepaid by Borrower in whole or in part without the consent of the holder and without prepayment penalty of any kind.

3. Default; Remedies. The entire unpaid balance of this Note shall be immediately due and payable at the option of the holder hereof upon the occurrence of an Event of Default. For the purposes of this Agreement, an Event of Default shall have occurred if (i) the Borrower shall have materially failed to perform any covenant or other obligation hereunder, and such failure shall have continued for twenty (20) days after Borrower shall have received notice thereof, (ii) the Borrower shall commence a voluntary case or other proceeding seeking liquidation or other reorganization with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due; or (iii) an involuntary case or other proceeding shall be commenced against the Borrower seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar now or hereafter in effect or seeking the appointment of a trustee, liquidator, receiver, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 90 consecutive days.

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4.            No Waiver; Cumulative Rights. No delay on the part of the holder of this Note in the exercise of any power or right under this Note or under any other instrument executed pursuant hereto shall operate as a waiver thereof, nor shall a single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right.

5. Registration Rights. Upon conversion of this Note into Common Stock of Borrower pursuant to the terms of Section 1 above, Lender shall have the rights provided in this Section 5 with respect to Registrable Securities, as defined below.

         5.1 As used in this Note, the following terms shall have the following meanings:

                           (a)      "Affiliate" shall mean, with respect to any
Person (as defined below), any other Person controlling, controlled by or under direct or indirect common control with such Person (for the purposes of this definition "control," when used with respect to any specified Person, shall mean the power to direct the management and policies of such person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing).

                           (b)      "Business Day" shall mean a day Monday
through Friday on which banks are generally open for business in New York.

                           (c)      "Holders" shall mean the Lender or any
person to whom the rights under this Section 5 have been transferred in accordance with Section 5.9 hereof.

                           (d)      "Person" shall mean any person,  individual,
corporation, limited liability Borrower, partnership, trust or other nongovernmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

                           (e)      The terms "register," "registered" and
"registration" refer to the registration effected by preparing and filing a registration statement in compliance with the Act, and the declaration or ordering of the effectiveness of such registration statement.

                           (f)      "Registrable Securities" shall mean (i) the
shares of Common Stock issuable upon conversion of this Note pursuant to Section 1 above; (ii) any shares of Common Stock issued as (or issuable upon the conversion of any warrant, right or other security which is issued as) a dividend or other distribution with respect to or in replacement of such Common Stock; provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they (A) have not been disposed of pursuant to a registration statement declared effective by the Commission, (B) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, (C) are held by a Holder or a permitted transferee pursuant to
Section 5.9, or (D) have not been sold or are not available for sale in transactions pursuant to Rule 144(k) promulgated under the Act.

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                           (g)      "Registration Expenses" shall mean all
reasonable expenses incurred by the Borrower in complying with Section 5.2 hereof, including, without limitation, all registration, qualification and filing fees, reasonable printing expenses, fees and expenses of counsel for the Borrower, blue sky fees and expenses and the reasonable expense of any special audits incident to or required by any such registration (but excluding the fees of legal counsel for any Holder).

                           (h)      "Registration Statement" shall have the
meaning ascribed to such term in Section 5.2.

                           (i)      "Registration Period" shall have the
meaning ascribed to such term in Section 5.4.

                           (j)      "Selling Expenses" shall mean all
underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and expenses of legal counsel for any Holder.

         5.2 No later than thirty (30) days after the date of conversion as set forth in numbered paragraph 1, herein above (the "Filing Date"), the Borrower shall file a "shelf" registration statement on the appropriate form (the "Registration Statement") with the Commission and use its best efforts to effect the registration, qualifications or compliances (including, without limitation, the execution of any required undertaking to file post-effective amendments, appropriate qualifications or exemptions under applicable blue sky or other state securities laws and appropriate compliance with applicable securities laws, requirements or regulations) of the Registrable Securities prior to the date which as soon as is reasonably practical thereafter.

         5.3 All Registration Expenses incurred in connection with any registration, qualification, exemption or compliance pursuant to Section 5.2 shall be borne by the Borrower.

         5.4 In the case of the registration, qualification, exemption or compliance effected by the Borrower pursuant to this Agreement, the Borrower shall, upon reasonable request, inform each Holder as to the status of such registration, qualification, exemption and compliance. At its expense the Borrower shall:

                           (a)      use its commercially reasonable efforts to
keep such registration, and any qualification, exemption or compliance under state securities laws which the Borrower determines to obtain, continuously effective until the Holders have completed the distribution described in the registration statement relating thereto. The period of time during which the Borrower is required hereunder to keep the Registration Statement effective is referred to herein as "the Registration Period." Notwithstanding the foregoing, at the Borrower's election, the Borrower may cease to keep such registration, qualification, exemption or compliance effective with respect to any Registrable Securities, and the registration rights of a Holder shall expire, at such time as they are no longer, by reason of Rule 144 promulgated under the Act (or other exemption from registration acceptable to the Borrower) required to register for the sale thereof; and

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                           (b)      advise the Holders:

                                    (i)     when the Registration Statement or
any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

                                    (ii)    of any request by the Commission
for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

                                    (iii)   of the issuance by the Commission of
any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;

                                    (iv)    of the receipt by the Borrower of
any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                                    (v)     of the happening of any event that
requires the making of any changes in the Registration Statement or the prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading;

                           (c)      make every reasonable effort to obtain the
withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time;

                           (d)      furnish to each Holder upon request, without
charge, at least one copy of such Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference) in the form filed with the Commission;

                           (e)      during the Registration Period, deliver to
each Holder, without charge, as many copies of the prospectus included in such Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Borrower consents to the use, consistent with the provisions hereof, of the prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto;

                           (f)      prior to any public offering of Registrable
Securities pursuant to any Registration Statement, register or qualify or obtain an exemption for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing, provided that the Borrower shall not for any such purpose be required to qualify

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generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction, and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Registration Statement;

                           (g)      cooperate with the Holders to facilitate
the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Registration Statement free of any restrictive legends to the extent not required at such time and in such denominations and registered in such names as Holders may request at least three
(3) business days prior to sales of Registrable Securities pursuant to such Registration Statement;

                           (h)      upon the occurrence of any event
contemplated by Section 5.4(b)(v) above, the Borrower shall promptly prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

              5.5 The Holders shall have no right to take any action to restrain, enjoin or otherwise delay any registration pursuant to Section 5.2 hereof as a result of any controversy that may arise with respect to the interpretation or implementation of this Agreement.

              5.6          (a)      To the extent permitted by law, the Borrower
shall indemnify each Holder and each person controlling such Holder within the meaning of Section 15 of the Act, with respect to which any registration, qualification or compliance has been effected pursuant to this Agreement, against all claims, losses, damages and liabilities (or action in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 5.6(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or offering circular, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse each Holder and each person controlling such Holder, for reasonable legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred; provided that the Borrower will not be liable in any such case to the extent that any untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Borrower by or on behalf of such Holder and stated to be specifically for use in preparation of such registration statement, prospectus or offering circular; and, provided further, that the Borrower will not be liable in any such case where the claim, loss, damage or liability arises out of or is related to the failure of the Holder to comply with the covenants and agreements contained in this Agreement respecting sales of Registrable Securities, and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement or alleged untrue statement or omission or

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alleged omission made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the amended prospectus filed with the Commission pursuant to Rule 424(b) or in the prospectus subject to completion and term sheet under Rule 434 of the Act, which together meet the requirements of Section 10(a) of the Act (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any such Holder or any such controlling person, if a copy of the Final Prospectus furnished by the Borrower to the Holder for delivery was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Act and the Final Prospectus would have cured the defect giving rise to such loss, liability, claim or damage.

                           (b)      Each Holder will severally, if Registrable
Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Borrower, each of its directors and officers, each underwriter of the Registrable Securities and each person who controls the Borrower within the meaning of Section 15 of the Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 5.6(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or offering circular, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse the Borrower, such directors and officers, each underwriter of the Registrable Securities and each person controlling the Borrower for reasonable legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred, in each case to the extent, but only to the extent, that such untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Borrower by or on behalf of the Holder and stated to be specifically for use in preparation of such registration statement, prospectus or offering circular; provided that the indemnity shall not apply to the extent that such claim, loss, damage or liability results from the fact that a current copy of the prospectus was not made available to the Holder and such current copy of the prospectus would have cured the defect giving rise to such loss, claim, damage or liability. Notwithstanding the foregoing, in no event shall a Holder be liable for any such claims, losses, damages or liabilities in excess of the proceeds received by such Holder in the offering, except in the event of fraud by such Holder.

                           (c)      Each party entitled to indemnification
under this Section 5.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such Indemnified Party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall

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not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is materially prejudicial to the Indemnifying Party in defending such claim or litigation. An Indemnifying Party shall not be liable for any settlement of an action or claim effected without its written consent (which consent will not be unreasonably withheld).

                           (d)      If the indemnification provided for in this
Section 5.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

              5.7          (a)      Each Holder agrees that, upon receipt of any
notice from the Borrower of the happening of any event requiring the preparation of a supplement or amendment to a prospectus relating to Registrable Securities so that, as thereafter delivered to the Holders, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, each Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement contemplated by
Section 5.2 until its receipt of copies of the supplemented or amended prospectus from the Borrower and, if so directed by the Borrower, each Holder shall deliver to the Borrower all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

                           (b)      Each Holder shall suspend, upon request of
the Borrower, any disposition of Registrable Securities pursuant to the Registration Statement and prospectus contemplated by Section 5.2 during (i) any period not to exceed two 60-day periods within any one 12-month period the Borrower requires in connection with a primary underwritten offering of equity securities and (ii) any period, not to exceed one 45-day period per circumstance or development, when the Borrower determines in good faith that offers and sales pursuant thereto should not be made by reason of the presence of material undisclosed circumstances or developments with respect to which the disclosure that would be required in such a prospectus is premature, would have an adverse effect on the Borrower or is otherwise inadvisable.

                           (c)      As a condition to the inclusion of its
Registrable Securities, each Holder shall furnish to the Borrower such information regarding such Holder and the distribution proposed by such Holder as the Borrower may request in writing or as shall be required in connection with any registration, qualification or compliance referred to in this Article V.

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                           (d)      Each Holder hereby covenants with the
Borrower (i) not to make any sale of the Registrable Securities without effectively causing the prospectus delivery requirements under the Act to be satisfied, and (ii) if such Registrable Securities are to be sold by any method or in any transaction other than on a national securities exchange, Nasdaq National Market, Nasdaq SmallCap Market or in the over-the-counter market, in privately negotiated transactions, or in a combination of such methods, to notify the Borrower at least five (5) business days prior to the date on which the Holder first offers to sell any such Registrable Securities.

                           (e)      Each Holder acknowledges and agrees that the
Registrable Securities sold pursuant to the Registration Statement described in this Section are not transferable on the books of the Borrower unless the stock certificate submitted to the transfer agent evidencing such Registrable Securities is accompanied by a certificate reasonably satisfactory to the Borrower to the effect that (i) the Registrable Securities have been sold in accordance with such Registration Statement and (ii) the requirement of delivering a current prospectus has been satisfied.

                           (f)      Each Holder agrees not to take any action
with respect to any distribution deemed to be made pursuant to such registration statement which would constitute a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law.

                           (g)      At the end of the period during which the
Borrower is obligated to keep the Registration Statement current and effective as described above, the Holders of Registrable Securities included in the Registration Statement shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Borrower of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and such Holders shall notify the Borrower of the number of shares registered which remain unsold immediately upon receipt of such notice from the Borrower.

              5.8 With a view to making available to the Holders the benefits of certain rules and regulations of the Commission which at any time permit the sale of the Registrable Securities to the public without registration, the Borrower shall use its reasonable best efforts to:

                           (a)      make and keep public information available,
as those terms are understood and defined in Rule 144 under the Act, at all times;

                           (b)      file with the Commission in a timely manner
all reports and other documents required of the Borrower under the Exchange Act; and

                           (c)      so long as a Holder owns any unregistered
Registrable Securities, furnish to such Holder, upon any reasonable request, a written statement by the Borrower as to its compliance with Rule 144 under the Act, and of the Exchange Act, a copy of the most recent annual or quarterly report of the Borrower, and such other reports and documents of the

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Borrower as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

              5.9 The rights to cause the Borrower to register Registrable Securities granted to the Holders by the Borrower under Section 5.1 may be assigned in full by a Holder in connection with a transfer by such Holder of at least 250,000 shares of its Registrable Securities, provided, however, that (i) such transfer may otherwise be effected in accordance with applicable securities laws; (ii) such Holder gives prior written notice to the Borrower; and (iii) such transferee agrees to comply with the terms and provisions of this Note, and such transfer is otherwise in compliance with this Note. Except as specifically permitted by this Section 5.9, the rights of a Holder with respect to Registrable Securities as set out herein shall not be transferable to any other Person, and any attempted transfer shall cause all rights of such Holder therein to be forfeited.

              5.10 With the written consent of the Borrower and the Holders holding at least a majority of the Registrable Securities that are then outstanding, any provision of this Article V may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended. Upon the effectuation of each such waiver or amendment, the Borrower shall promptly give written notice thereof to the Holders, if any, who have not previously received notice thereof or consented thereto in writing.

              5.11 Except to the extent any delay is due to the failure of a Holder to reasonably cooperate in providing to the Borrower such information as shall be reasonably requested by the Borrower for use in the Registration Statement, in the event that the Registration Statement is not filed by the date that is 30 days following the Maturity Date, the Borrower shall, for no additional consideration, pay to each Holder as liquidated damages and not as a penalty an amount in cash equal to one percent (1%) of the outstanding principal amount then owed to such Holder hereunder for each 15 day period in which the Registration Statement remains unfiled; provided, however, that in no event shall the amount of liquidated damages payable by the Borrower to any Holder pursuant to this Section 5.11 exceed ten percent (10%) of the amount invested by such Holder.

6. Waiver. Borrower and all endorsers, sureties and guarantors of this Note waive demand, presentment, protest, notice of dishonor, notice of nonpayment, notice of intention to accelerate, notice of acceleration, notice of protest and any and all lack of diligence or delay in collection or the filing of suit hereon which may occur, and agree to all extensions and partial payments, before or after maturity, without prejudice to the holder hereof.

7. Collection Costs. In the event that, upon an Event of Default, any amount under this Note is collected in whole or in part through suit, arbitration or mediation, then and in any such case there shall be added to the unpaid principal balance hereof all costs of collection, (including, but not limited to, reasonable attorneys' fees and expenses) whether or not suit is filed.

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8.            Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of California.

9. Venue. The parties agree that any dispute regarding the interpretation or validity of, or otherwise arising out of this Note, shall be subject to the exclusive jurisdiction of the California State Courts in and for Santa Clara County, California or, in the event of federal jurisdiction, the United States District Court for the Northern District of California sitting in Santa Clara County, California, and each party hereby agrees to submit to the personal and exclusive jurisdiction and venue of such courts and not to seek the transfer of any case or proceeding out of such courts.

10. Headings. The headings of the sections of this Note are inserted for convenience of reference only and shall not be deemed to constitute a part hereof.

11. Usury. All agreements between Borrower and the holder of this Note, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever, whether by acceleration of the maturity of this Note or otherwise, shall the amount paid, or agreed to be paid, to the holder hereof for the use, forbearance or detention of the money to be loaned hereunder or otherwise, exceed the maximum amount permissible under applicable law. If from any circumstances whatsoever fulfillment of any provision of this Note or of any other document evidencing, securing or pertaining to the indebtedness evidenced hereby, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstances the holder of this Note shall ever receive anything of value as interest or deemed interest by applicable law under this Note or any other document evidencing, securing or pertaining to the indebtedness evidenced hereby or otherwise an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing under this Note or on account of any other indebtedness of Borrower to the holder hereof relating to this Note, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of this Note and such other indebtedness, such excess shall be refunded to Borrower. In determining whether or not the interest paid or payable with respect to any indebtedness of Borrower to the holder hereof, under any specific contingency, exceeds the highest lawful rate, Borrower and the holder hereof shall, to the maximum extent permitted by applicable law, (i) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (ii) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such indebtedness so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof, and/or (iii) allocate interest between portions of such indebtedness, to the end that no such portion shall bear interest at a rate greater than that permitted by law. The terms and provisions of this paragraph shall control and supersede every other conflicting provision of all agreements between Borrower and the holder hereof.

12. Successors and Assigns. All of the stipulations, promises and agreements in this Note made by or on behalf of Borrower shall bind the successors and assigns of Borrower,

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

whether so expressed or not, and inure to the benefit of the successors and assigns of Borrower and Lender. Any assignee of Borrower or Lender shall agree in writing prior to the effectiveness of such assignment to be bound by the provisions hereof.

13. Severability. In the event any one or more of the provisions contained in this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

14. Notices. All notices and other communications hereunder shall be in writing or by telex, telegram or telecopy, and shall be deemed to have been duly made when delivered in person or sent by telex, telegram, telecopy, same day or overnight courier, or 72 hours after having been deposited in the United States first class or registered or certified mail return receipt requested, postage prepaid, to a party at the address set forth below (which may be changed in accordance with these notice procedures):

         If to Lender:

                  Caldera Systems, Inc.
                  240 West Center Street
                  Orem, Utah 84057
                  Attention: Chief Executive Officer
                  Fax:  (801) 765-1313

         with a copy (which shall not constitute notice) to:

                  Brobeck, Phleger & Harrison LLP
                  370 Interlocken Boulevard, Suite 500
                  Broomfield, Colorado 80021
                  Attention: John E. Hayes, III
                  Fax: (303) 410-2199

         If to Borrower:

                  The Santa Cruz Operation, Inc.
                  425 Encinal
                  Santa Cruz, California 95061-1900
                  Attention: Law and Corporate Affairs
                  Fax:  (831) 427-5454

         with a copy (which shall not constitute notice) to:

                  Wilson Sonsini Goodrich & Rosati
                  650 Page Mill Road
                  Palo Alto, CA 94304-1050
                  Attention: Michael Danaher
                  Fax:  (650) 493-6811



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




                  IN WITNESS WHEREOF, the undersigned has executed this Secured Convertible Promissory Note on and as of the date first set forth above.

                                                 THE SANTA CRUZ OPERATION, INC.


                                                 By:
                                                    ----------------------------


AGREED AND ACCEPTED:

CALDERA SYSTEMS, INC.



By:
   ----------------------------



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